FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure Of Financial Risk Management [Abstract]
FINANCIAL RISK MANAGEMENT [Text Block]

26. FINANCIAL RISK MANAGEMENT

a) Overview

In the normal course of business, the Company is inherently exposed to market, liquidity, and credit risk through its use of financial instruments. The timeframe and manner in which the Company manages these risks vary based on management's assessment of the risk and available alternatives for mitigating it. The Board approves and monitors risk management processes, including treasury policies, counterparty limits, and controlling and reporting structures.

b) Market Risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise three types of risk: commodity price risk; interest rate risk; and currency risk. Financial instruments affected by market risk include: cash and equivalents; accounts receivable; marketable securities; subscription receipts; reclamation deposits; accounts payable and accrued liabilities; debt and derivatives.

The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return. The Company buys copper put options in order to reduce commodity price risk. The derivative instruments employed by the Company are considered to be economic hedges but are not designated as hedges for accounting purposes.

Commodity Price Risk

The Company is exposed to the risk of fluctuations in prevailing market commodity prices on the metals it produces. The Company enters into copper put and collar option contracts to reduce the risk of short-term copper price volatility. The amount and duration of the hedge position are based on an assessment of business-specific risk elements combined with the copper pricing outlook. Copper put and collar option contracts are typically extended, adding incremental quarters at established put strike prices to provide the necessary price protection.

Provisional pricing mechanisms embedded within the Company's sales arrangements have the character of a commodity derivative and are carried at fair value as part of accounts receivable.

The table below summarizes the impact on revenue and receivables for changes in commodity prices on the provisionally invoiced sales volumes.

	As at December 31,
	2024	2023
Copper increase/decrease by US$0.10 per pound[1]	1,270	461

1. The analysis is based on the assumption that the year-end copper price increases/decreases US$0.10 per pound with all other variables held constant. At December 31, 2024, 8.8 million (2023 - 3.5 million) pounds of copper in concentrate were exposed to copper price movements. The closing exchange rate at December 31, 2024 of CAD/USD 1.44 (2023 - 1.32) was used in the analysis.

The sensitivities in the above tables have been determined with foreign currency exchange rates held constant. The relationship between commodity prices and foreign currencies is complex, and movements in foreign exchange can impact commodity prices. The sensitivities should, therefore, be used with care.

Interest Rate Risk

The Company is exposed to interest rate risk on its outstanding debt and investments, including cash and cash equivalents, from the possibility that changes in market interest rates will affect future cash flows or the fair value of fixed-rate interest-bearing financial instruments.

The table below summarizes the impact on earnings after tax and equity for a change of 100 basis points in interest rates at the reporting date. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. It assumes that the change in interest rates is effective from the beginning of the financial year and balances are constant over the year. However, interest rates and balances of the Company may not remain constant in the coming financial year, and therefore such sensitivity analysis should be used with care.

	As at December 31,
	2024	2023
Fair value sensitivity for fixed-rate instruments
Senior secured notes	(3,444)	(3,941)
Lease liabilities	(358)	(189)
Lease related obligations	-	-
Gibraltar equipment loans	(421)	(337)
	(4,223)	(4,467)
Cash flow sensitivity for variable-rate instruments
Cash and equivalents	1,206	689

Currency Risk

The Canadian dollar is the functional currency of the Company and, as a result, currency exposure arises from transactions and balances in currencies other than the Canadian dollar, primarily the US dollar. The Company's potential currency exposures comprise translational exposure in respect of non-functional currency monetary items and transactional exposure in respect of non-functional currency revenues and expenditures.

The following table demonstrates the sensitivity to a 10% strengthening in the CAD against the USD. With all other variables held constant, the Company's shareholders equity and earnings after tax would both increase/(decrease) due to changes in the carrying value of monetary assets and liabilities. A weakening in the CAD against the USD would have had the equal but opposite effect to the amounts shown below.

	As at December 31,
	2024	2023
Cash and equivalents	(9,995)	(5,079)
Accounts receivable	(278)	(1,198)
Copper price option contracts	1,964	98
Accounts payable and accrued liabilities	610	1,950
Senior secured notes	53,227	39,697
Equipment loans	2,452	5,153
Lease liabilities	210	274

The Company's financial asset and liability profile may not remain constant; therefore, these sensitivities should be used with care.

c) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages liquidity risk by holding sufficient cash and equivalents and scheduling long-term obligations based on estimated cash inflows. There were no defaults on loans payable during the year.

The following table summarizes the maturities of the Company's financial liabilities as at December 31, 2024, on an undiscounted cash flow basis:

	Less than 1 year	2 to 3 years	4 to 5 years	After 5 years
Trade and other payables	129,928	-	-	-
Long-term debt	59,338	118,676	118,676	748,919
PER	-	-	-	648,134
Equipment loans	31,021	46,622	11,743	-
Lease liabilities	8,563	5,415	736	53
Cariboo Consideration Payable	10,000	40,000	27,113	74,888
Florence Copper Stream	-	16,401	21,342	146,518
Florence Royalty Obligation	-	16,790	21,848	153,173
	238,850	243,904	201,458	1,771,685

d) Credit Risk

Credit risk is the risk of potential loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company is exposed to credit risk from its receivables, marketable securities and investments, and derivatives. In general, the Company manages its credit exposure by transacting only with reputable counterparties. The Company monitors the financial condition of its customers and counterparties to contracts. The Company deals with a limited number of counterparties for its metal sales. The Company had 3 significant customers in 2024 that represented 99% of gross copper concentrate revenues (2023 - three customers accounted for 87% of gross copper concentrate revenues). The trade receivable balance at December 31, 2024 is comprised of three customers (2023 - six customers). There are no impairments recognized on the trade receivables.

e) Fair Values of Financial Instruments

	Level 1	Level 2	Level 3	Total
December 31, 2024
Financial assets and liabilities designated as FVPL
Derivative asset fuel call options	-	332	-	332
Derivative asset copper put and call options	-	26,568	-	26,568
Performance payments payable	-	-	(36,363)	(36,363)
Florence copper stream	-	-	(67,813)	(67,813)
	-	26,900	(104,176)	(77,276)
Financial assets designated as FVOCI
Marketable securities	895	-	-	895
Investment in private companies	-	-	500	500
Reclamation deposits	1,481	-	-	1,481
	2,376	-	500	2,876
December 31, 2023
Financial assets and liabilities designated as FVPL
Derivative asset copper put and call options	-	3,724	-	3,724
Performance payments payable	-	-	(25,850)	(25,850)
	-	3,724	(25,850)	(22,126)
Financial assets designated as FVOCI
Marketable securities	1,333	-	-	1,333
Investment in private companies	-	-	1,200	1,200
Reclamation deposits	6,696	-	-	6,696
	8,029	-	1,200	9,229

There have been no transfers between fair value levels during the reporting period. The carrying value of cash and equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair value as at December 31, 2024.

The fair value of the senior secured notes, a Level 1 instrument, is determined based upon publicly available information. The fair values of the senior secured notes, excluding deferred financing fees, are $735,038 (2023 - $506,597) and the carrying value is $719,250 (2023 - $529,880) as at December 31, 2024. The fair value of all other financial assets and liabilities approximates their carrying value. The Company has certain financial assets and liabilities that are measured at fair value on a recurring basis and uses the fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, with Level 1 inputs having the highest priority.

The Company's metal concentrate sales contracts are subject to provisional pricing with the selling price adjusted at the end of the quotational period. At each reporting date, the Company's settlement receivable on these contracts are marked-to-market based on a quoted forward price for which there exists an active commodity market. As at December 31, 2024, the Company had net settlement receivable of $1,460 (2023 - settlement payables of $7,406).

The estimated performance payments payable, a Level 3 instrument, was estimated based on forecasted copper prices and sales volumes over the next 4 and 10 year periods . The total estimated performance payments payable was then discounted to determine its fair value

The investment in private companies, a Level 3 instrument, are valued based on a management estimate. As this is an investment in a private exploration and development company, there are no observable market data inputs.

As at December 31, 2024, the determination of the estimated fair value of the investment includes comparison to the market capitalization of comparable public companies.

f) Capital Management

The Company's primary objective when managing capital is to ensure that the Company is able to continue its operations and has sufficient ability to satisfy its capital obligations and ongoing operational expenses, as well as to have sufficient liquidity available to fund suitable business opportunities as they arise.

The Company considers the components of shareholders' equity, as well as its cash and equivalents, credit facilities, and debt as capital. The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue or buy back equity, issue, buy back, or repay debt, sell assets, or return capital to shareholders.

	As at December 31,
	2024	2023
Current portion of long-term debt	32,853	27,658
Long-term debt	764,355	610,233
Cash	(172,732)	(96,477)
Net debt	624,476	541,414
Shareholders' equity	503,222	434,148

In order to facilitate the management of its capital requirements, the Company prepares annual operating budgets that are approved by the Board of Directors. Management also actively monitors the covenants on its long-term debt to ensure compliance. The Company's investment policy is to invest cash in highly liquid, interest-bearing investments that are readily convertible to known amounts of cash. There were no changes to the Company's approach to capital management during the year ended December 31, 2024.